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                              WELCOME TO THE 2001
                         ANNUAL MEETING OF SHAREHOLDERS



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                               ALLEGAN, MICHIGAN
                                OCTOBER 30, 2001



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                           STORE BRAND MARKET LEADER



                              [PHOTO OF MEDICINE]



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                                   NET SALES


                               1999           692
                               2000           727
                               2001           766



                                  [BAR GRAPH]



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                                OPERATING INCOME


                 1999 LESS RUSSIA CHARGES                   29.8

                 2000                                       35.9

                 2001 LESS PPA CHARGES             40.1     61.1



                                  [BAR GRAPH]

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                                   NET INCOME


                           1999                   9.4

                           2000                  19.3

                           2001        27.7      41.1



                                  [BAR GRAPH]


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                           DILUTED EARNINGS PER SHARE


                         1999                     $0.13

                         2000                     $0.26

                         2001           $0.37     $0.55



                                  [BAR GRAPH]


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STOCK PRICE FROM 6/30/00 TO 6/29/01
$6.31 TO $16.69



                                   [A GRAPH]


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CYCLE OF RECOVERY


     Financial ------ > Operations ------ > Growth

        |                    |         /     |
        |                    |        /      |
        |                    |       /       |
        |                    |      /        |

      FY2000                FY2001/02    FY2002/03



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                            [PHOTO OF LABORATORIES]


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Rx(2) OTC      SWITCH
               Near-term Opportunities


- Advil(R) Cold/Sinus

- Children's Motrin(R)
  Suspension New Flavors
                                           [PHOTO OF MEDICINE]
- Excedrin(R) Migraine

- Monistat(R) 1

- Pepcid(R) AC Chewable


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                              [PHOTO OF MEDICINE]




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                              [PHOTO OF MEDICINE]




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                            FIRST QUARTER NET SALES

                                   [BAR GRAPH]


                              2000            192

                              2001            192

                              2002            217


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                            FIRST QUARTER NET INCOME

                                   [BAR GRAPH]


                              2000            9.6

                              2001           10.5

                              2002           13.1


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                        FIRST QUARTER EARNINGS PER SHARE

                                   [BAR GRAPH]


                              2000            $0.13

                              2001            $0.14

                              2002            $0.17


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[PERRIGO(R) LOGO]


- Clear market leader





















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[PERRIGO(R) LOGO]


- Clear market leader

- Retailer relationships






















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[PERRIGO(R) LOGO]


- Clear market leader

- Retailer relationships

- Solid financials

















                                                               [PERRIGO(R) LOGO]
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[PERRIGO(R) LOGO]


- Clear market leader

- Retailer relationships

- Solid financials

- Productivity improvement















                                                               [PERRIGO(R) LOGO]
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[PERRIGO(R) LOGO]


- Clear market leader

- Retailer relationships

- Solid financials

- Productivity improvement

- Understand the Store Brand market better than anyone














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